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                          CERTIFICATE OF STOCK

NUMBER                           [LOGO]                      SHARES

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                 THE NORTH FACE, INC.

                                                               CUSIP 659317 10 1

- --------------------------------------------------------------------------------
THIS CERTIFIES that



is the owner of
- --------------------------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.0025 PER SHARE, OF

   -----------------------------                    --------------------------
- --------------------------------THE NORTH FACE, INC.--------------------------
   -----------------------------                    --------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the fascimile signatures of its authorized officers.


Dated:
                                 CERTIFICATE OF STOCK

/s/                                     [SEAL]       /s/
SECRETARY                                                CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                             TRANSFER AGENT
                               AND REGISTRAR

BY:
                              AUTHORIZED SIGNATURE

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT - _________ Custodian _____
TEN ENT - as tenants by the entireties                 (Cust)            (Minor)
JT TEN  - as joint tenants with right of     under Uniform Gifts to Minors
          survivorship and not as tenants    Act _________________________
          in common                                     (State)

       Additional abbreviations may also be used though not in the above list.


      For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODES OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________

                                 _____________________________________________


                                 _____________________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.